2004 Annual Meeting of Shareholders

May 19, 2004

CARAUSTAR INDUSTRIES, INC.

Thomas V. Brown President & CEO

Forward-Looking Statement

The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “target,” “assume,” “intend,” “should,” “would,” “could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements.

Our forward-looking statements are subject to risks an uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company. With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

2003 Highlights

2003 was a difficult but constructive year

2004 is starting out in a positive direction for all of our businesses

Demand better than expected and improving throughout the Quarter

Some Industry Dynamics in 2003

Market Caraustar Industry

Tube, Can & Drum +5.2% +0.6% Gypsum Facings +17.3% +9.4% Folding Carton -5.2% -3.0% Other Specialty +11.9% +1.6%

Total +2.7% +1.6%

Safety Performance

Cases/200,000 Man Hours

20

15

10

5

0

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

19.2

16.1

13.7

12.2

9.7

7.6

7.2

6.5

7.3

5.4

5.3

5.3

4.4

3.9

Organizational

Accomplishments—2003

Developed Plans, Policies and Procedures for Sarbanes-Oxley Compliance

Began the Finance & Accounting Consolidation process

Secured commitment of all mission-critical personnel Secured superior office space that will eventually house all Senior Management as well as Control and Accounting personnel

Organizational

Accomplishments, Cont’d.

Implemented a Strategic Planning Process, from the grass roots up, focusing business groups on core businesses

Established 4 Primary Initiatives –

Right-Sizing

Procurement Leveraging Working Capital Reduction SG&A Reduction

Operational

Accomplishments

Completed the rationalization of 8 Tube & Core operations, retaining 90+% of the business Closed or idled 3 paper machines Closed one Folding Carton plant Consolidated one Specialty Operations plant The charges associated with these consolidations reduced earnings (pretax) $39 MM.

Primary Cash

Accomplishments in 2003

Cash Flow from Operations of $55 MM exceeded expectations by 20% Working Capital improved $47 MM

Inventories down 11 days ($20 MM) Receivables down 5 days ($12 MM) Payables increased 5 days ($15 MM)

SG&A ended the year at a $23 MM run rate reduction (13.5%)*

Interest Rate Swaps and Tax Refunds contributed $35 MM in Cash

*See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 19, 2004.

2003 Financials

($ in millions) YTD YTD Proforma YTD *** Dec 31, 2002 Dec 31, 2003 Dec 31, 2003

Tons sold * (in thousands) 993 1,039 1,039

Sales $936.8 $992.2 $992.2

Gross Profit $168.8 $172.9 $183.4 SG&A Expenses $150.0 $163.9 $152.4 Income (loss) from Operations $6.1 ($6.2) $15.9 EBITDA ** $81.8 $45.4 $56.4 Capital Expenditures $22.5 $20.0 $20.0 Gross Profit Margin 18.0% 17.4% 18.5% EBITDA Margin ** 8.7% 4.6% 5.7%

* Includes PBL Gypsum

** As defined by Caraustar’s Senior Credit Facility dated June 24, 2003. *** Adjusted for Other Transition Charges

Note: See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 19, 2004.

1-Year Share Price Performance

S&P 500 INDEX as of 13-May-2004

+150%

+100%

+50%

0%

-50%

600

400

200

0

Volume

Jul03

Sep03

Nov03

Jan04

Mar04

May04

CSAR

S&P 500 Comp Comp

Market Gains - 2003

Share Price increased 45%, well ahead of the DJI (25%) and S&P 500.

Share price up 99% last two years Bond prices increased 97.5 to 104.5 for Senior Notes and 105 to 108 for Senior Subordinated Notes

Financial Presentation

Ron Domanico VP & Chief Financial Officer

CARAUSTAR INDUSTRIES, INC.

Restructuring & Other Transition Charges

First Quarter 2004 Restructuring Other Transition

($ millions) Cash Non-Cash Tota

COGS SG&A Total

A/R, Inventory Reserve $0.0 $0.0 $0.0 $2.1 $1.3 $3.4 Cedartown (Mill) $0.5 $0.5 $1.0 $0.0 $0.0 $0.0 Other Mills $0.1 $0.1 $0.2 $0.0 $0.0 $0.0 Ashland (Carton) $0.5 $0.4 $0.9 $0.0 $0.0 $0.0 Specialty (CCI) $0.0 $0.2 $0.2 $0.0 $0.0 $0.0 Back Office (Corporate) $0.8 $0.0 $0.8 $0.0 $0.6 $0.6

$1.9 $1.2 $3.1 $2.1 $1.9 $4.0 *

* Cash = $0.6, Non-Cash = $3.4

Recent Results First Quarter 2004

($ in millions) YTD YTD Proforma *** Mar 31, 2003 Mar 31, 2004 Mar 31, 2004

Tons sold* (in thousands) 271 272 272 Sales $252.9 $257.1 $257.1 Gross Profit $46.6 $40.4 $42.5 SG&A Expenses $43.6 $39.5 $37.6 Income (loss) from Operations ($1.4) ($2.1) $1.9 EBITDA** $10.9 $9.1 $12.5 Capital Expenditures $6.3 $4.4 $4.4 Gross Profit Margin 18.4% 15.7% 16.5% EBITDA Margin** 4.3% 3.5% 4.9%

* Includes PBL Gypsum volume.

** As defined by Caraustar’s Senior Credit Facility dated June 24, 2003.

*** Adjusted for Other Transition Charges and A/R and Inventory reserves for a customer.

*See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 19, 2004.

Historical Results

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Sales	365.4	455.8	569.5	629.7	696.1	774.3	936.9	1,014.6	900.3	936.8	992.2
Cost of sales	267.7	332.0	425.9	449.8	511.1	574.3	730.6	810.7	720.1	768.0	819.4
Gross profit	97.7	123.8	143.6	179.9	185.0	200.0	206.3	203.9	180.2	168.8	172.8
	26.7%	27.2%	25.2%	28.6%	26.6%	25.8%	22.0%	20.1%	20.0%	18.0%	17.4%
Selling, general and administrative expenses	49.4	59.2	67.4	81.0	89.0	105.1	125.8	145.3	146.9	150.0	163.9
	13.5%	13.0%	11.8%	12.9%	12.8%	13.6%	13.4%	14.3%	16.3%	16.0%	16.5%
Income from operations before restructuring and impairment costs	**48.3**	**64.6**	**76.2**	**98.9**	**96.0**	**94.9**	**80.5**	**58.6**	**33.3**	**18.8**	**8.9**
Restructuring and impairment costs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	16.7	7.1	12.7	15.1
Income (loss) from operations	48.3	64.6	76.2	98.9	96.0	94.9	80.5	41.9	26.2	6.1	(6.2)
Other (expense) income:											
Interest expense	(6.8)	(6.9)	(7.0)	(10.7)	(14.1)	(16.1)	(25.5)	(34.1)	(41.2)	(38.1)	(43.9)
Interest income	0.6	0.4	0.8	0.6	0.3	0.3	0.6	0.4	1.0	1.6	1.0
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(4.3)	0.0	0.0
Write-off of deferred debt costs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.8)
Equity in income (loss) of unconsolidated affiliates	0.0	0.0	0.0	2.1	1.7	4.3	9.2	6.5	(2.6)	2.5	8.4
Other, net	0.2	(0.3)	(0.4)	4.3	(0.7)	(0.4)	(0.4)	(0.9)	(1.4)	0.1	0.2
	(6.0)	(6.8)	(6.6)	(3.7)	(12.8)	(11.9)	(16.1)	(28.1)	(48.5)	(33.9)	(36.1)
Income (loss) before minority interest and income taxes	42.3	57.8	69.6	95.2	83.2	83.0	64.4	13.8	(22.3)	(27.8)	(42.3)
Minority interest in losses (income)	0.0	0.0	0.2	(0.7)	(1.7)	(0.7)	(0.4)	(0.2)	0.2	0.3	0.2
Provision (benefit) for income taxes	15.1	22.2	26.5	36.6	30.5	30.5	23.1	5.4	(7.5)	(9.6)	(15.1)
Net income (loss)	32.4	35.6	43.3	57.9	51.0	51.8	40.9	8.2	(14.6)	(17.9)	(27.0)
Net income (loss) per common share	1.27	1.39	1.67	2.28	2.02	2.04	1.62	0.31	(0.52)	(0.64)	(0.97)
Income from operations before restructuring and impairment costs	48.3	64.6	76.2	98.9	96.0	94.9	80.5	58.6	33.3	18.8	8.9
Equity in income (loss) of unconsolidated affiliates	0.0	0.0	0.0	2.1	1.7	4.3	9.2	6.5	(2.6)	2.5	8.4
Total	48.3	64.6	76.2	101.0	97.7	99.2	89.7	65.1	30.7	21.3	17.3

What Happened?

1994-2002

100% 98% 96% 94% 92% 90% 88% 86% 84% 82% 80%

99.0%

95.6%

99.5%

94.5%

98.4%

99.0%

95.3%

95.0%

92.9%

95.8% 95.5%

90.1%

89.7%

85.0%

83.5%

88.1%

82.2%

1994 1995 1996 1997 1998 1999 2000 2001 2002

Caraustar

Industry

Source: American Forest and Paper Association

Primary Initiatives

5/03—4/04 5/04—4/05 Target Achieved Target

Right-Sizing $15 $16 $7 Procurement Leverage - $2 $10 SG&A Reduction $20 $20 $15 Working Capital* $30 $58

$10

*Receivables plus inventories less payables impacts cash but not earnings

Right-Sizing

$MM (Pre-tax) YTD Cash Estimated Ongoing Annual Cash Benefit Non-Cash Total

Restructuring

Halifax Closure 2002 (0.4) (3.0) (3.4)

2003 0.0 0.6 0.6 1.0

Buffalo Closure 2003 (1.3) (3.2) (4.5) 3.5

Ashland Carton 2002 (1.2) (1.2) (2.4) 2003 (2.6) (4.1) (6.7)

2004 (0.5) (0.4) (0.9) 3.8

Carolina Converting, Inc. 2002 (3.6) (2.4) (6.0)

2003 (1.2) (0.9) (2.1) 3.6

Transitional

Eight Tube & Core Facilities 2002 (4.1) (0.1) (4.2)

2003 0.0 (1.2) (1.2) 5.0

Rittman #2 Paper Machine (Idle) 2002 (1.1) (1.3) (2.4) 5.0

Cedartown Closure 2003 0.0 (1.7) (1.7)

2004 (0.5) (0.8) (1.3) 2.0

Totals (16.5) (19.7) (36.2) 23.9

Procurement Leverage

Projects Underway (Annual Spend in $Millions)

Fiber $90 Freight $60 Fuel $70 Paper $80 Chemicals $37 Corrugated $11

Machine Clothing $6

Packaging $6

MRO $3

Electrical Supplies $3

Communications $2

Automobiles $2

Represents $370 million or 65% of annual spend for goods and services

Selling, General & Administrative Reduction

April 2003 annual run rate* $170 million

April 2004 annual run rate* $150 million

Reclassification of packaging cost to COGS $(15) million

Targeted incremental savings $(15) million

April 2005 annual run rate target $120 million

Savings

Costs

Chemical overhead Insurance Premiums Property taxes Employee benefit costs Lower bad debt

Field accounting Communication Travel Professional Services Properties for sale

Sarbanes-Oxley: IT Sarbanes-Oxley: Audit Credit Manager Sales Resources Bonuses

*See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 19, 2004.

Pricing

Announced

3/1/04 3/10/04 3/18/04

Product

URB CRB T&C

Increase $50/ton $50/ton 8%

Effective

3/29/04 4/10/4 4/12/04

Capacity Utilization

1994-2004 (Q1)

100% 98% 96% 94% 92% 90% 88% 86% 84% 82% 80%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Q104

99.0%

95.6%

99.5%

94.5%

98.4%

99.0%

93.0%

95.3%

95.0%

95.8%

95.5%

92.9%

90.1%

89.7%

85.0%

83.5%

88.1%

82.2%

92.0% (1)

90.1%

96.0%

92.1%

Caraustar

Industry

30,000 tons @ $250/ton = $7.5M

(1)Excludes closed or idled machines

Source: American Forest and Paper Association

Joint Ventures (100%)

Standard Gypsum (Wallboard—Caraustar owns 50%)

2002 2003 1Q 2004 Volume 863 million sq ft 900 million sq ft 228 million sq ft Selling Price/msf $94/MSF $95/MSF $111/MSF Operating Inc. $18.9MM $14.9MM $7.2MM EBITDA* $23.8MM $18.6MM $8.2MM

Announced price increase of 10% on May 17, 2004

Premier Boxboard Limited (Gypsum Paper—Caraustar owns 50%)

2002 2003 1Q 2004 Volume 220,000 tons 258,000 tons 64,000 tons Sales Price $310/ton $323/ton $325/ton Operating Inc. (loss) ($5.1MM) $8.8MM ($0.6)MM EBITDA* $9.2MM $16.9MM $1.4MM

Medium price increase $20/ton in April 2004, $30/ton in May 2004 Gypsum price increase per fiber and energy escalators in June 2004

*See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 19, 2004.

Summary

Exiting Q1 with strong volume momentum

Four initiatives

Met/exceeded last year’s objectives Incremental targets for this year

Price increases being implemented Utilization rates trending higher Joint ventures performing very well The organization is focused and energized

Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures “SG&A run rate,” and “EBITDA”. These items were discussed during the Company’s 2004 Annual Meeting of Shareholders in Marietta, Georgia on May 19, 2004. These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company has included these non-GAAP financial measures because it used these measures, and believes these measures are useful, in evaluating the Company’s cash position and its ability to generate cash. The following table includes a reconciliation of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations. In addition, the exclusion of certain adjustment items in the calculation of these non-GAAP measures does not imply that such items are non-recurring, infrequent or unusual. The Company has experienced such items in prior periods, and may experience similar items in future periods.

Caraustar Industries, Inc.

Reconciliation of SG&A Run Rate Reduction at the end of 2003*

(In Thousands)

SG&A expense for the first quarter ending March 31, 2003 (GAAP)** $ 43,594

Discussed Adjusting Item:

Severance costs associated with closure of one of two machines at the Rittman, OH facility $ (1,100)

SG&A expense for the first quarter ending March 31, 2003 (GAAP)** $ 42,494

Annualized SG&A expense run rate at end of first quarter of 2003 (Non-GAAP) $ 169,976

SG&A expense for the fourth quarter ending December 31, 2004 (GAAP)** $ 39,961

Discussed Adjusting Item:Back-office centralization and bankruptcy of large customer $ (3,200)

SG&A expense for the fourth quarter ending December 31, 2004 (Non-GAAP) $ 36,761

Annualized SG&A expense run rate at the end of 2003 (Non-GAAP) $ 147,044

SG&A Run Rate Reduction at the end of 2003 (Non-GAAP) $ 22,932*

See Note regarding Non-GAAP financial measures. ** Derived from the respective statement of operations

Caraustar Industries, Inc.

Reconciliation of Gross Profit, SG&A Expense, and Income (loss)

from Operations to Pro Forma Gross Profit, SG&A Expense

and Income (loss) from Operations for the Year Ended December 31, 2003 *

(In thousands)

I. Gross Profit (GAAP**) $172,871

Transition Charges $10,529

Gross Profit (Non-GAAP) $183,400

II. SG&A Expense (GAAP**) $163,930

Transition Charges $11,530

SG&A Expense (Non-GAAP) $152,400

III. Loss from Operations (GAAP**) ($6,201)

Transition Charges $22,059

Income from Operations (Non-GAAP) $15,858

* See Note regarding Non-GAAP financial measures.

** Derived from the Statement of Operations.

Caraustar Industries, Inc. Calculations of Consolidated Earnings Before Interest, Taxes,

Depreciation and Amortization (EBITDA) for the Years Ended December 31, 2002 and 2003

(In Thousands, Except Share Data)

Pro Forma Year ended Year ended Year ended

December 31, 2002 December 31, 2003 December 31, 2003

Net loss per common share as reported ($0.64) ($0.97) ($0.97)

Net loss as reported ($17,920) ($27,035) ($27,035)

Benefit from income taxes ($9,623) ($15,099) ($15,099)

Interest expense $38,115 $43,905 $43,905

Depreciation and amortization $54,246 $30,991 $30,991

Unconsolidated affiliates: Less: Equity in income from unconsolidated affiliates ($2,488) ($8,354) ($8,354)

Plus: Cash distributions from unconsolidated affiliates $10,655 $6,150 $6,150

Noncash restructuring and impairment $7,591 $9,497 $9,497

Write-off of deferred debt costs $0 $1,812 $1,812

Plus noncash transition charges $0 $0 $11,000

Noncash disposal of property, plant and equipment $1,267 $3,507 $3,507

Adjusted EBITDA as reported to the banks $81,843 $45,374 $56,374

EBITDA Margin - Comparable GAAP MarginNet Loss ($17,920) ($27,035) ($27,035)

Sales $936,779 $992,220 $992,220 Net Loss Margin -1.9% -2.7% -2.7%

Reconciliation of Gross Profit, SG&A Expense and Loss from Operations to Pro Forma Gross Profit, SG&A Expense and Income (Loss) from Operations for the Quarter Ended March 31, 2004* (In Millions)

I. Gross Profit (GAAP**) $ 40.4

Reserve Related to Specific Customer $ 2.1

Gross Profit (Non-GAAP) $ 42.5

II. SG&A Expense (GAAP**) $ 39.5

Reserve Related to Specific Customer $ 1.3

Transition Charges $ 0.6

SG&A Expense (Non-GAAP) $ 37.6

III. Loss from Operations (GAAP**) ( $ 2.1)

Reserve Related to Specific Customer $ 3.4

Transition Charges $ 0.6

Loss from Operations (Non-GAAP) $ 1.9

* See Note regarding Non-GAAP financial measures.

**Derived from the Statement of Operations.

Caraustar Industries, Inc. Calculations of Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) for the Three Months Ended March 31, 2003 and 2004 (In Thousands, Except Share Data)

Pro Forma

Three Months Ended Three Months Ended Three Months Ended

March 31, 2003 March 31, 2004 March 31, 2004

Net loss per common share as reported ( $ 0.26) ( $ 0.24) ( $ 0.24)

Net loss as reported ( $ 7,128) ( $ 6,773) ( $ 6,773)

Benefit from income taxes ( $ 4,265) ( $ 3,352) ( $ 3,352)

Interest expense $ 10,337 $ 10,857 $ 10,857

Depreciation and amortization $ 7,748 $ 7,251 $ 7,251

Unconsolidated affiliates:

Less: Equity in income from unconsolidated affiliates ( $ 20) ( $ 2,682) ( $ 2,682)

Plus: Cash distributions from unconsolidated affiliates $ 500 $ 2,500 $ 2,500

Reserve related to specific customer $ 3,437

Noncash restructuring and impairment $ 3,436 $ 1,175 $ 1,175

Noncash disposal of property, plant and equipment $ 294 $ 130 $ 130

Adjusted EBITDA $ 10,902 $ 9,106 $ 12,543

EBITDA Margin—Comparable GAAP Margin

Adjusted EBITDA $ 10,902 $ 9,106 $ 12,543

Sales $ 252,902 $ 257,095 $ 257,095

EBITDA Margin 4.3% 3.5% 4.9%

Caraustar Industries, Inc.

Reconciliation of SG&A Run Rate *

(In Thousands)

SG&A expense for the first quarter ending March 31, 2003 (GAAP)** $ 43,594

Discussed Adjusting Item:

Severance costs associated with closure of one of two machines at the Rittman, OH facility $ (1,100)

SG&A expense for the first quarter ending March 31, 2003 (GAAP)** $ 42,494

Annualized SG&A expense run rate at end of first quarter of 2003 (Non-GAAP) $ 169,976

SG&A expense for the first quarter ending March 31, 2004 (GAAP)** $ 39,497

Discussed Adjusting Item:First quarter non-recurring SG&A charges $ (1,900)

SG&A expense for the first quarter ending March 31, 2004 (Non-GAAP) $ 37,597

Annualized SG&A expense run rate (Non-GAAP) $ 150,388

* See Note regarding Non-GAAP financial measures.

** Derived from the respective statement of operations

Caraustar Industries, Inc.

Joint Venture Calculations of EBITDA*

for the Years Ended December 31, 2001, 2002 and 2003

(In Thousands)

Standard Gypsum (100%):

Year Ended Year Ended First December 31, December 31, Quarter 2002 2003 2004

Operating income $18,881 $14,930 $7,168

Depreciation and amortization $4,915 $3,673 $1,019

EBITDA $23,796 $18,603 $8,187

Caraustar’s 50% interest of EBITDA $11,898 $9,302 $4,094

Premier Boxboard Limited (100%):Year Ended Year Ended Year Ended December 31, December 31, December 31, 2002 2003 2003

Operating income (loss) ($5,066) $8,725 ($586)

Depreciation and amortization $14,231 $8,165 $2,011

EBITDA $9,165 $16,890 $1,425

Caraustar’s 50% interest of EBITDA $4,583 $8,445 $713

* EBITDA for the joint ventures is defined as operating income (loss) plus depreciation and amortization expense.